SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (date of earliest event reported): April 25, 2003

                       High Country Financial Corporation
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)



       North Carolina                  000-1177182               01-0731354
 ----------------------------    -----------------------     ------------------
(State or other jurisdiction      (Commission File No.)      (IRS Employer
  of incorporation)                                          Identification No.)




                               149 Jefferson Road
                           Boone, North Carolina 28607
                           ---------------------------
                    (Address of principal executive offices)



Registrant's telephone number, including area code: (828) 265-4333
                                                    --------------


                                       N/A
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)





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                       High Country Financial Corporation
                                      INDEX




                                                                          Page
                                                                          ----


Item 7 - Exhibits                                                           3

Item 9 - Regulation FD Disclosure. (disclosing information
pursuant to Item 12, Results of Operations and Financial Condition)         3

Signatures                                                                  4

Exhibit 99(a)  News Release dated April 25, 2003                            5-7





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Item 7.  Exhibits:

This exhibit is being provided solely for the purpose of providing disclosure pursuant to Item 9 below (disclosing information pursuant to Item 12, Results of Operations and Financial Condition).

         99 (a) News Release dated April 25, 2003


Item 9. Regulation FD Disclosure. (disclosing information pursuant to Item 12, Results of Operations and Financial Condition)

     On April 25, 2003, High Country Financial Corporation and its wholly-owned subsidiary, High Country Bank, issued a news release to announce its earnings for the quarter-to-date and year-to-date periods ended March 31, 2003. As of March 31, 2003 the Company had 1,418,809 shares outstanding.

Disclosures About Forward Looking Statements

     The discussions included in this document and its exhibits may contain forward looking statements within the meaning of the Private Securities Litigation Act of 1995, including Section 21E of the Securities Exchange Act of 1934 and Section 27A of the Securities Act of 1933. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially. For the purposes of these discussions, any statements that are not statements of historical fact may be deemed to be forward looking statements. Such statements are often characterized by the use of qualifying words such as "expects," "anticipates," "believes," "estimates," "plans," "projects," or other statements concerning opinions or judgements of the Company and its management about future events. The accuracy of such forward looking statements could be affected by such factors as, including but not limited to, the financial success or changing conditions or strategies of the Company's customers or vendors, fluctuations in interest rates, actions of government regulators, the availability of capital and personnel or general conditions.

The news of this event was released on April 25, 2003, as evidenced by Exhibit 99(a) to this Form 8-K.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                       HIGH COUNTRY FINANCIAL CORPORATION


Date: April 25, 2003                         By: /s/ John M. Brubaker
                                                 -------------------------------
                                                 John M. Brubaker, President and
                                                         Chief Executive Officer


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